UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders of KeyCorp held on May 9, 2024 (the “Annual Meeting”), shareholders elected all thirteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditors for the 2024 fiscal year, approved on an advisory basis KeyCorp’s executive compensation (as described in KeyCorp’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2024), and rejected a shareholder proposal seeking to separate the offices of Chairman and Chief Executive Officer and the appointment of an independent chairperson.

The final voting results from the Annual Meeting are as follows, rounded down to the nearest whole share:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Alexander M. Cutler	644,971,851	50,543,375	2,221,405	101,264,881
H. James Dallas	666,619,330	29,345,683	1,771,617	101,264,881
Elizabeth R. Gile	667,524,147	28,549,574	1,662,909	101,264,881
Ruth Ann M. Gillis	671,709,396	24,366,935	1,660,300	101,264,881
Christopher M. Gorman	652,380,745	43,500,545	1,855,340	101,264,881
Robin N. Hayes	691,071,268	4,805,761	1,859,601	101,264,881
Carlton L. Highsmith	682,886,199	13,009,530	1,840,265	101,264,881
Richard J. Hipple	663,946,779	31,941,557	1,848,158	101,264,881
Devina A. Rankin	691,035,796	4,913,555	1,787,279	101,264,881
Barbara R. Snyder	655,799,406	40,183,330	1,753,894	101,264,881
Richard J. Tobin	686,401,512	9,457,791	1,877,327	101,264,881
Todd J. Vasos	686,605,649	9,194,176	1,936,806	101,264,881
David K. Wilson	691,331,088	4,543,858	1,861,684	101,264,881

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2024

FOR	AGAINST	ABSTAIN
767,644,410	29,940,101	1,417,000

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
623,850,782	68,847,852	5,037,996	101,264,881

Proposal Four—Shareholder Proposal Seeking an Independent Board Chairperson

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
175,521,957	519,822,260	2,392,413	101,264,881

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: May 10, 2024

/s/ Andrea R. McCarthy
Name: Andrea R. McCarthy
Title: Assistant Secretary